                              EXHIBIT 99

                        Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.

Statement for Month/Day/Year:  August 4, 2008

Issuer & Symbol:               CB Richard Ellis Group, Inc. (CBG)

Address of each Reporting Person for this Form 4:

   909 Montgomery Street, Suite 400, San Francisco, CA  94133

Relationship to Issuer of each Reporting Person:  10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

August 6, 2008

RICHARD C. BLUM & ASSOCIATES, INC.      BLUM CAPITAL PARTNERS, L.P.

                                        By: Richard C. Blum & Associates, Inc.,

                                            its general partner

By:  /s/ Gregory D. Hitchan             By: /s/ Gregory D. Hitchan

     -----------------------              -------------------------

     Gregory D. Hitchan                    Gregory D. Hitchan

     Partner, Chief Operating              Partner, Chief Operating Officer,

     Officer, General Counsel and          General Counsel and Secretary

     Secretary

BLUM STRATEGIC GP, L.L.C.              BLUM STRATEGIC GP II, L.L.C.

By:  /s/ Gregory D. Hitchan             By:  /s/ Gregory D. Hitchan

     -----------------------                ---------------------------

     Gregory D. Hitchan,                     Gregory D. Hitchan,

     Member and General Counsel              Managing Member and General Counsel

BLUM STRATEGIC GP III, L.L.C.            BLUM STRATEGIC GP III, L.P.

                                    By:  Blum Strategic GP III, L.L.C.

                                         its general partner

By: /s/ Gregory D. Hitchan            By: /s/ Gregory D. Hitchan

    -------------------------------       -------------------------------

    Gregory D. Hitchan                    Gregory D. Hitchan

    Member and General Counsel            Managing Member and General Counsel

BLUM STRATEGIC GP IV, L.L.C.            BLUM STRATEGIC GP IV, L.P.

                                   By:  Blum Strategic GP IV, L.L.C.

                                        its general partner

By: /s/ Gregory D. Hitchan            By: /s/ Gregory D. Hitchan

    -------------------------------       -------------------------------

    Gregory D. Hitchan                    Gregory D. Hitchan

    Member and General Counsel            Managing Member and General Counsel

SADDLEPOINT PARTNERS GP, L.L.C.

By: Blum Capital Partners, L.P.

    its Managing Member

By: Richard C. Blum & Associates, Inc.

    its General Partner

By: /s/ Gregory D. Hitchan

   -------------------------------

    Gregory D. Hitchan

    Partner, Chief Operating Officer,

    General Counsel and Secretary